SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                 --------------


                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934




Date of report (Date of earliest event reported)      July 9, 2001
                                                      ------------



                         INDIVIDUAL INVESTOR GROUP, INC.
                  --------------------------------------------
               (Exact Name of Registrant as Specified in Charter)



            Delaware               1-10932                    13-3487784
----------------------------   ----------------       -------------------------
(State or Other Jurisdiction   (Commission File            (IRS Employer
    of Incorporation)              Number)              Identification No.)



125 Broad Street, 14th Floor, New York, New York                10004
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(Address of Principal Executive Offices)                     (Zip Code)



Registrant's telephone number, including area code       (212) 742-2277
                                                     ------------------------



                                 Not Applicable
           -----------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)



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Item 2.  Acquisition or Disposition of Assets

         On July 9, 2001, Individual Investor Group, Inc. (the "Company") completed the transactions contemplated by an agreement ("Agreement") with The Kiplinger Washington Editors, Inc. ("Kiplinger"), the publisher of Kiplinger's Personal Finance Magazine ("KPFM"). Pursuant to the Agreement, the Company, among other things:

         o sold to Kiplinger the subscriber list to the Company's Individual Investor Magazine ("II");

         o agreed, until July 9, 2006, not to use the name "Individual Investor" for print periodical publishing or list rental purposes, except in connection with the Company's Individual Investor's Special Situations Report newsletter; and

         o agreed to provide certain consulting services to Kiplinger until July 9, 2002.

In return, Kiplinger:

         o agreed to provide II subscribers with KPFM, at no additional cost to II subscribers, for the number of issues of II that such subscribers have paid for but have not been served, representing approximately $2.6 million of deferred subscription liability of the Company; and

         o paid the Company $3.5 million in cash, a portion of which was placed in escrow to secure certain obligations.

         Following this transaction, the Company still retains all of its other assets, including its America's Fastest Growing CompaniesTM family of stock indexes, its online operations, its Special Situations Report newsletter, its trademarks and equity investments.

         In connection with this transaction, the Company reduced its employee headcount by approximately 90% in order to focus on its stock index licensing operations and the low-cost maintenance of its online operations, which include www.individualinvestor.com and www.SHORTInterest.com. Additionally, the Company will immediately seek to sublet 18,000 square feet of its office space. In May 2001, the Company sublet the other 17,000 square feet of its headquarters office space and pursuant to the sublet, the Company is entitled to receive annual rent of approximately $607,000, escalating to approximately $642,000 over the term of the sublease.


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


Item 7.  Financial Statements, Pro Forma Financial Statements and Exhibits

         (b)      Pro Forma Financial Information*

         (c)      Exhibits

Exhibit
Number   Description
------   -------------

4.1 Agreement, dated July 9, 2001, between Individual Investor Group, Inc. and The Kiplinger Washington Editors, Inc.

10.1 Escrow Agreement, dated July 9, 2001, between Individual Investor Group, Inc., The Kiplinger Washington Editors, Inc. and Riggs National Bank of Washington, D.C.

10.2 Escrow Agreement, dated July 11, 2001, between Individual Investor Group, Inc., The Kiplinger Washington Editors, Inc. and the First Union National Bank

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*Pro forma financial statements as required pursuant to Article 11 of Regulation
S-X shall be filed by amendment not later than 60 days after the date that the initial report on Form 8-K must be filed.















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


                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Dated:     July 18, 2001                 INDIVIDUAL INVESTOR GROUP, INC.




                                By:      /s/ Gregory E. Barton
                                         --------------------------
                                         Gregory E. Barton
                                         President









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






                                  EXHIBIT INDEX

Exhibit
Number   Description
------   -------------

4.1 Agreement, dated July 9, 2001, between Individual Investor Group, Inc. and The Kiplinger Washington Editors, Inc.

10.1 Escrow Agreement, dated July 9, 2001, between Individual Investor Group, Inc., The Kiplinger Washington Editors, Inc. and Riggs National Bank of Washington, D.C.

10.2 Escrow Agreement, dated July 11, 2001, between Individual Investor Group, Inc., The Kiplinger Washington Editors, Inc. and the First Union National Bank









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